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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

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                                MGE Energy, Inc.
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SEC 1913 (02-02)

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                              OF MGE ENERGY, INC.

DATE:   Tuesday, May 20, 2003
TIME:   11:00 a.m., local time
PLACE:  Marriott Madison West
        1313 John Q. Hammons Drive
        Middleton, Wisconsin
PURPOSE:

     - To elect three Class II directors to terms of office expiring at the 2006 Annual Meeting of Shareholders; and

     - To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 14, 2003, are entitled to vote at the meeting.

     The matters to be acted upon at the meeting are described in the accompanying proxy statement.

                                          By order of the Board of Directors

                                          /s/ TERRY A. HANSON

                                          TERRY A. HANSON
                                          Vice President, Chief Financial
                                          Officer and Secretary

April 11, 2003

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS.......................................    1
VOTING......................................................    2
  Number of Votes Per Share.................................    2
  How Street Name Holders May Vote..........................    2
  How Record Holders May Vote...............................    2
  Holders Needed to Establish a Quorum......................    2
  The Vote Necessary for Action to be Taken.................    3
  Revocation of Proxies.....................................    3
  Electronic Access to Proxy Materials and Annual Report....    3
ELECTION OF DIRECTORS.......................................    4
  Beneficial Ownership of Common Stock......................    5
  Section 16(a) Beneficial Ownership Reporting Compliance...    6
  Meetings and Committees of the Board of Directors.........    6
  Audit Committee Report....................................    7
  Director Compensation.....................................    8
  Executive Compensation....................................    8
  Report on Executive Compensation..........................    9
  Company Performance.......................................   11
  Pension Plan and Supplemental Retirement Plan.............   12
  Deferred Compensation Plan................................   13
  Severance Plans...........................................   14
OTHER INFORMATION...........................................   14
  Expenses of Solicitation..................................   14
  Shareholder Proposals for 2004 Annual Meeting.............   14
  Independent Accountants...................................   15
TRANSACTION OF OTHER BUSINESS...............................   15
EXHIBIT A: AUDIT COMMITTEE -- CHARTER.......................  A-1

                             QUESTIONS AND ANSWERS

Q:  WHEN AND WHERE WILL THE ANNUAL MEETING TAKE PLACE?

A: The meeting will be held on Tuesday, May 20, 2003, at 11:00 a.m., local time, at the Marriott Madison West, 1313 John Q. Hammons Drive, Middleton, Wisconsin.

Q:  DO I NEED A TICKET TO ATTEND THE MEETING?

A: No; however, if you plan to attend the meeting, please fill out the enclosed reservation form and return it with your proxy card so we may have an indication of the number of shareholders planning to attend the meeting. If your shares are held through a broker or its nominee and you would like to attend the meeting, please see "Voting -- How Street Name Holders May Vote" on page 2.

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT?

A: We are sending this document to you because our Board of Directors is seeking your proxy to vote your shares at the meeting.

Q:  WHY DID I RECEIVE MORE THAN ONE COPY OF THIS PROXY STATEMENT?

A: If you own our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one copy of this document. To assist us in saving money and to provide you with better shareholder service, we encourage you to have any duplicate accounts registered in the same name and address. You may do this re-registration by contacting our Shareholder Services Department toll-free at (800) 356-6423 if calling from within the Continental United States, and at (608) 252-4744 if calling from the Madison area.

Q:  WHAT IS MGE ENERGY, INC.?

A: We are an investor-owned public utility holding company formed in August of 2002. Our headquarters are in Madison, Wisconsin, and we are the parent company of Madison Gas and Electric Company (MGE), our wholly owned subsidiary. Our other subsidiaries include MAGAEL, LLC; Central Wisconsin Development Corporation; Wisconsin Resources Corporation; North Central Technologies, Inc.; Mid America Technologies, Inc.; MGE Construct, LLC; and MGE Power, LLC.

Q:  WHAT IS THE PURPOSE OF THE MEETING?

A:  The purpose of the meeting is:

     - To elect three Class II directors to terms of office expiring at the 2006 Annual Meeting of Shareholders; and

     - To transact such other business as may properly come before the meeting.

                                     VOTING

NUMBER OF VOTES PER SHARE

     Each share of common stock issued and outstanding as of the record date for the meeting is entitled to one vote at the meeting, except as described below for shareholders who own more than a specified percentage of the common stock. If you are a participant in our Dividend Reinvestment and Direct Stock Purchase Plan, the shares you have accumulated in that plan are held by the administrator under the nominee name of Madge & Co. Those shares, including your reinvestment shares, will be voted in accordance with the direction given on your proxy. On April 11, 2003, we began mailing this proxy statement to all shareholders of record at the close of business on March 14, 2003, the record date for the meeting. On that date, there were 17,638,797 shares of our common stock issued and outstanding.

     Our Articles of Incorporation contain a provision limiting the voting power of any shareholder who acquires more than 10 percent of our outstanding voting stock. In addition, under the Wisconsin Business Corporation Law, the voting power of shares held by any person in excess of 20 percent of the voting power in the election of directors is limited to 10 percent of the full voting power of the excess shares. To our knowledge, neither of these limitations currently applies to any shareholder.

HOW STREET NAME HOLDERS MAY VOTE

     If you own shares through a broker, the registered holder of those shares is your broker or its nominee. If you receive our proxy materials from your broker, you should vote your shares by following the procedures specified by your broker. Your broker will tabulate the votes it has received from its customers and submit a proxy card to us reflecting those votes. If you plan to attend the annual meeting and vote in person your shares held by your broker, you should contact your broker to obtain a broker's proxy card and our Shareholder Services (1-800-356-6423) to make a reservation for the meeting.

HOW RECORD HOLDERS MAY VOTE

     The record date for the meeting is March 14, 2003. Holders of record as of such date can vote in person at the meeting or by proxy. By giving us your proxy, you are authorizing the individuals named on our proxy card (the proxies) to vote your shares in the manner you indicate.

     As a convenience to you, we are providing you with the option to vote by proxy via the Internet or via toll-free touch-tone telephone. You may still cast your vote by returning your signed and dated proxy card. Instructions regarding all three methods of voting are included on the proxy card. If you sign and return the proxy card without specifying any instructions and without indicating expressly that you are not voting some or all of your shares, your shares will be voted for the election of all three director nominees. The signature on the proxy card should correspond exactly with the name of the shareholder as it appears on the proxy card. Where stock is registered in the name of two or more persons, each of them should sign the proxy card. If you sign a proxy card as an attorney, officer, personal representative, administrator, trustee, guardian, or similar capacity, please indicate your full title in that capacity.

HOLDERS NEEDED TO ESTABLISH A QUORUM

     A quorum is necessary to hold a valid meeting of shareholders. If shareholders entitled to cast at least a majority of the shares entitled to vote at the meeting are present in person or by proxy, a quorum will exist. In order to assure the presence of a quorum, please vote via the Internet, telephone, or sign and return your proxy card promptly in the enclosed postage-paid envelope even if you plan to attend the meeting. Abstentions and broker nonvotes are counted as present for establishing a quorum. A broker nonvote occurs when a broker votes on one or more matters on the proxy card, but not on others because the broker does not have the authority to do so.

THE VOTE NECESSARY FOR ACTION TO BE TAKEN

     In voting for the election of directors, you may vote for the election of all of the nominees or you may withhold your votes as to all or specific nominees. The three persons receiving the greatest number of votes will be elected to serve as Class II directors. Accordingly, withholding authority to vote for a director and broker nonvotes with respect to the election of directors will not affect the outcome of the election of directors.

REVOCATION OF PROXIES

     If you are a registered holder of our common stock, you may revoke your proxy by giving written revocation to our Corporate Secretary at any time before your proxy is voted, by executing a later-dated proxy card that is voted at the meeting, or by attending the meeting and voting your shares in person. If your shares are held by a broker, you must contact your broker to revoke your proxy. Attendance at the meeting will not automatically revoke your proxy.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

     Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you received a paper copy of the proxy statement and annual report and would prefer to access these via the Internet in the future, call Shareholder Services at 1-800-356-6423 (toll-free) or complete and mail the electronic access sign-up form enclosed with your proxy materials.

                             ELECTION OF DIRECTORS

     Our Board of Directors consists of nine directors divided into three classes, each class having three directors, with one class being elected each year for a term of three years. All of our directors serve concurrently as directors of Madison Gas and Electric Company.

     Mr. Swanson, Dr. Nevin, and Mr. Wolter are currently Class II directors whose terms expire at the 2003 Annual Meeting of Shareholders. They have been nominated for reelection to serve as Class II directors for three-year terms expiring at the 2006 Annual Meeting of Shareholders and upon the election and qualification of their successors.

     Each of the nominees has indicated a willingness to serve if elected, and the Board has no reason to believe that any nominee will be unavailable. If any nominee should become unable to serve, it is presently intended that your proxy will be voted for a substitute nominee designated by the Board.

     The following table sets forth information about the nominees and the current directors who will continue in office after the meeting.

                                                               MGE**
                                                              DIRECTOR
                                                               SINCE
                                                              --------
NAMES (AGES)* AND BUSINESS EXPERIENCE
------------------------------------------------------------
NOMINEES (CLASS II) -- TERM EXPIRING IN 2006
H. LEE SWANSON (64), Cross Plains, Wisconsin................    1988
  Chairman of the Board and President, SBCP Bancorp, Inc.,
  and Chairman of the Board of the State Bank of Cross
  Plains, with which he has been associated for more than 37 years; also director of the Federal Home Loan Bank of
  Chicago; also director and trustee of Cornell College.
JOHN R. NEVIN (60), Madison, Wisconsin......................    1998
  Executive Director, Grainger Center for Supply Chain
  Management, and Grainger Wisconsin Distinguished
  Professor, School of Business, University of
  Wisconsin-Madison, where he has been a faculty member for
  32 years.
GARY J. WOLTER (48), Madison, Wisconsin.....................    2000
  Chairman of the Board of Directors, President and Chief
  Executive Officer of MGEE and MGE, of which he has been an officer since 1989 and an employee since 1984; also
  director of Meriter Hospital and Meriter Health Services
  and member of the Board of Trustees of the University of
  Wisconsin Research Park.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

CLASS III -- TERM EXPIRING IN 2004
RICHARD E. BLANEY (66), Madison, Wisconsin..................    1974
  Retired President of Richard Blaney Seeds Inc., sellers of hybrid seed corn, with which he was associated for more
  than 10 years.
FREDERIC E. MOHS (65), Madison, Wisconsin...................    1975
  Partner in the law firm of Mohs, MacDonald, Widder &
  Paradise, of which he has been a member since 1968; also
  Regent of the UW System, director of the UW Hospitals and
  Clinics, and member of the Board of Trustees of the
  University of Wisconsin Research Park.
F. CURTIS HASTINGS (57), Madison, Wisconsin.................    1999
  President of J. H. Findorff & Son, Inc., and Findorff,
  Inc., commercial and industrial general contractors and
  design builders, with which he has been associated for 32
  years; also director of National Guardian Life Insurance
  Co.

CLASS I -- TERM EXPIRING IN 2005
DAVID C. MEBANE (69), Madison, Wisconsin....................    1984
  Vice Chairman of the Boards of Directors of MGEE and MGE,
  of which he had been an officer since 1980; also director
  of First Federal Capital Corp., a bank holding company.

                                                               MGE**
                                                              DIRECTOR
                                                               SINCE
                                                              --------
REGINA M. MILLNER (58), Madison, Wisconsin..................    1996
  Attorney, analyst and broker for more than 24 years; her
  firm, The RMillner Company, S.C., specializes in complex
  real estate projects and provides consulting services for
  private clients and governmental agencies; also director
  of Meriter Hospital and Meriter Health Services.
DONNA K. SOLLENBERGER (54), Middleton, Wisconsin............    2000
  President and Chief Executive Officer of UW Hospitals and
  Clinics since December, 1999; Executive Vice President and
  Chief Operating Officer of City of Hope National Medical
  Center, Los Angeles, California, January, 1997, to
  December, 1999; Vice President for Hospitals and Clinics
  at M.D. Anderson Cancer Center, Houston, Texas, 1991-96.

---------------

 * Ages as of February 1, 2003.

** Directors of MGE Energy, Inc., since becoming the holding company of Madison
   Gas and Electric Company in August, 2002.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table lists the beneficial ownership of our common stock as of March 1, 2003 (except as otherwise noted) of each director and nominee, the individuals named in the summary compensation table, the directors and executive officers as a group, and each person known by us to be the beneficial owner of more than 5 percent of the outstanding shares of our common stock. In each case, the indicated owner has sole voting power and sole investment power with respect to the shares shown except as noted.

                                                                                 PERCENT OF
                                                         NUMBER OF SHARES       OUTSTANDING
NAME                                                    BENEFICIALLY OWNED      COMMON STOCK
----                                                    ------------------      ------------
Richard E. Blaney.....................................         1,783                  *
Kristine A. Euclide...................................           426                  *
F. Curtis Hastings....................................         2,017                  *
Lynn K. Hobbie........................................         2,988(1)(2)            *
Mark T. Maranger......................................         1,276                  *
David C. Mebane.......................................        11,608(2)               *
Regina M. Millner.....................................           933                  *
Frederic E. Mohs......................................        12,197(3)               *
John R. Nevin.........................................         1,139                  *
Donna K. Sollenberger.................................         1,087                  *
H. Lee Swanson........................................         5,280                  *
Gary J. Wolter........................................         8,059(1)(2)            *
All directors and executive officers as a group (17
  persons)............................................        67,616(2)               *
Systematic Financial Management, L.P..................       951,054(4)             5.4%
  Glenpoint East, 7th Floor
  300 Frank W. Burr Blvd
  Teaneck, NJ 07666

---------------

* Less than 1 percent.

(1) L. Hobbie and G. Wolter are directors of Madison Gas and Electric Foundation, Inc., and as such have shared voting and investment power in an additional 12,000 shares of our common stock held by the Foundation. The Foundation was formed by, and receives contributions primarily from, MGE, which contributions are used for charitable purposes.

(2) Includes common stock held under two employee stock ownership plans for the account of executive officers of MGE with respect to which those persons have sole voting but no investment power: L. Hobbie, 45 shares; D. Mebane, 6,879 shares; G. Wolter, 111 shares; and directors and executive officers as a group, 11,681 shares.

(3) Includes 628 shares of common stock with respect to which Mr. Mohs is trustee of a trust for the benefit of his children.

(4) Information contained on Schedule 13G filed with the Securities and Exchange Commission for year ended December 31, 2002. Percent shown in table is based on 17,574,796 outstanding shares of common stock as of December 31, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. Those persons are also required to furnish us with copies of all such reports.

     Based solely on our review of the copies of the reports received by us and written representations from certain reporting persons, we note that our directors and executive officers (we do not have any greater than ten percent shareholders) filed all required reports during or with respect to the year ended December 31, 2002, on a timely basis, except for Lynn K. Hobbie who filed one report late relating to the sale of stock.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     We have an Audit Committee, a Compensation Committee, an Executive Committee, and a Personnel Committee.

     The following table sets forth the current membership of each committee and the number of meetings held during 2002:

                                       AUDIT     COMPENSATION   EXECUTIVE   PERSONNEL
NAME                                 COMMITTEE    COMMITTEE     COMMITTEE   COMMITTEE
----                                 ---------   ------------   ---------   ---------
Richard E. Blaney..................      X            X             X
F. Curtis Hastings.................      X                                      X
David C. Mebane....................                                 X
Regina M. Millner..................      X                                      X
Frederic E. Mohs...................      X            X             X           X
John R. Nevin......................      X                                      X
Donna K. Sollenberger..............      X                                      X
H. Lee Swanson.....................      X            X             X
Gary J. Wolter.....................                                 X
Number of Meetings.................      2            1             0           0

     The Board of Directors of MGE met 12 times during 2002. Our Board of Directors met five times during 2002. Each director attended at least 75 percent of the aggregate number of meetings of the Boards and the committees on which the director served.

     The function of the Audit Committee is to meet with our internal auditors and independent public accountants and discuss with them the scope and results of their audits, accounting practices, and the adequacy of our internal controls. The Audit Committee also approves services performed by independent public accountants for us. The Audit Committee consists of seven independent directors as defined in Rule 4460(d)(2)(B) of the National Association of Securities Dealers' listing standards.

     The function of the Compensation Committee is to review the salaries, fees, and other benefits of officers and directors and recommend compensation adjustments to the Board.

     The Executive Committee acts in lieu of the full Board and between meetings of the Board. The Executive Committee has the powers of the Board in the management of our business and affairs, except action with respect to dividends to shareholders, election of principal officers, or the filling of vacancies on the Board or committees created by the Board.

     The Personnel Committee makes recommendations with respect to the election of our directors and officers. Nominations for the Board by shareholders, which are submitted to the Chief Executive Officer and/or President of the Company in the manner described under "Other Information -- Shareholder Proposals for the 2004 Meeting," will be considered by the Personnel Committee, the Board, or the Chief Executive Officer.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees our financial reporting process on behalf of our Board. The Audit Committee consists of seven independent directors. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by the Board. The Audit Committee Charter is included in this proxy statement as Exhibit A.

     In the course of fulfilling its responsibilities, the Audit Committee has:

     - Reviewed and discussed with management the audited financial statements for the year ended December 31, 2002;

     - Discussed with the representatives of our independent accountants, PricewaterhouseCoopers LLP (PwC), all matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

     - Received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

     - Discussed with PwC their independence from the company and management;
       and

     - Considered whether the provision by PwC of nonaudit services is compatible with maintaining their independence.

                                                               AMOUNT
                                                              --------
INDEPENDENT ACCOUNTANT FEES DISCLOSURE

AUDIT FEES..................................................  $186,200
                                                              ========
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
  FEES......................................................  $      0
                                                              ========
Financial analysis for UW Cogeneration project..............  $386,900
Business resumption plan analysis...........................  $190,200
Holding company SEC registration statement filing...........  $ 58,900
Review of finance SEC registration statement filing.........  $ 56,000
Tax services................................................  $ 51,200
Computer security analysis..................................  $ 13,400
Review of credit policy.....................................  $  4,500
                                                              --------
ALL OTHER FEES..............................................  $761,100
                                                              ========

     Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our annual report on Form 10-K and the annual report to shareholders for the fiscal year ended December 31, 2002.

Richard E. Blaney               Frederic E. Mohs                H. Lee Swanson
F. Curtis Hastings              John R. Nevin
Regina M. Millner               Donna K. Sollenberger

DIRECTOR COMPENSATION

     Effective December, 2002, directors who are not employees of MGE receive an annual retainer of $14,500, plus $1,000 for each Board meeting attended and $350 for each Audit, Compensation, Executive, or Personnel Committee meeting attended. Mr. Wolter receives no additional compensation for serving as a director. Also effective December, 2002, the chairperson of the Audit Committee receives an additional $4,000 retainer.

     Following Mr. Mebane's retirement as an employee of MGE effective January 31, 2003, he became eligible to receive director fees as outlined above. Under a separate consulting agreement, Mr. Mebane receives additional compensation of $3,000 per month for consulting services in his role as Vice Chairman beyond his regular director responsibilities. The term of this agreement ends as of his anticipated retirement from our Boards under our Bylaws at our Annual Shareholder Meeting in 2004.

EXECUTIVE COMPENSATION

     The following table sets forth compensation information for 2000, 2001, and 2002 for our Chief Executive Officer and our four other most highly compensated executive officers serving as such on December 31, 2002, whose salary exceeded $100,000 for 2002.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                       -------------------------------   -----------------------------------
                                                                                  AWARDS             PAYOUTS
                                                                         -------------------------   -------
                                                                                        SECURITIES
                                                          OTHER ANNUAL    RESTRICTED    UNDERLYING    LTIP      ALL OTHER
                                       SALARY    BONUS    COMPENSATION      STOCK        OPTIONS     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR     ($)      ($)        ($)(4)      AWARDS($)(5)      (#)         ($)        ($)(6)
---------------------------     ----   -------   ------   ------------   ------------   ----------   -------   ------------
Gary J. Wolter (CEO) (1)......  2002   363,858   65,000      2,624               0          0           0         16,566
  Chairman, President and.....  2001   308,092   45,000      1,631          28,812          0           0         10,102
  Chief Executive Officer.....  2000   251,674   29,000          0               0          0           0         10,018
David C. Mebane (2)...........  2002   287,084        0          0               0          0           0         57,567
  Vice Chairman...............  2001   310,008        0          0               0          0           0         20,994
                                2000   311,674   29,000          0               0          0           0         23,115
Mark T. Maranger..............  2002   184,869   35,000          0               0          0           0          5,603
  Senior Vice President.......  2001   131,762   25,000          0          12,005          0           0          2,750
Kristine A. Euclide...........  2002   159,652   45,000        104               0          0           0          4,625
  Vice President and..........  2001    19,963   15,000          0               0          0           0             50
  General Counsel
Lynn K. Hobbie (3)............  2002   165,317   35,000          0               0          0           0          5,017
  Senior Vice President.......  2001   156,353   30,000          0          12,005          0           0          4,731
                                2000   143,181   24,000          0               0          0           0          6,676

---------------

(1) Senior Vice President -- Administration and Secretary until February 1, 2000, when he was promoted to President and Chief Executive Officer. Promoted to Chairman, President and Chief Executive Officer on February 1, 2002.

(2) Chairman, President and Chief Executive Officer until February 1, 2000. Chairman of the Board until February 1, 2002. Retired from employment on January 31, 2003.

(3) Vice President -- Marketing until February 1, 2000, when she was promoted to Senior Vice President.

(4) Amounts shown are above-market interest rates credited to deferred compensation accounts.

(5) The amounts in the table reflect the market value on the date of grant of restricted stock awarded under restricted stock award agreements. The number of shares of restricted stock held by Mr. Wolter is 1,200, by Mr. Maranger is 500, and by Ms. Hobbie is 500. The market value of the restricted stock as of December 31, 2002, is $32,124 for Mr. Wolter and $13,385 each for Mr. Maranger and Ms. Hobbie. The restricted stock vests if the executive remains employed until September 1, 2004. Holders of shares of restricted stock are entitled to receive dividends on those shares at the same rate and at the same time as on the common stock.

(6) Amounts shown for all other compensation for 2002 are company contributions to a 401(k) defined contribution plan, $75 for value attributable to a holiday gift, and pay for unused vacation. The 401(k) company contribution for 2002 was $5,500 for Mr. Wolter and Mr. Mebane, $5,528 for Mr. Maranger, $4,550 for Ms. Euclide, and $5,017 for Ms. Hobbie; the residual for Mr. Wolter and Mr. Mebane in 2002 was pay for unused vacation.

REPORT ON EXECUTIVE COMPENSATION

  COMPENSATION PHILOSOPHY

     The principal goal of the compensation program is to pay employees, including executive officers, at levels which are:

     - Reflective of how well we are achieving our corporate mission;

     - Consistent with our current financial condition, earnings, rates and total shareholder return, and the projected Consumer Price Index;

     - Reflective of individual performance and experience; and

     - Competitive in the marketplace.

     We strive to administer our compensation program in a fair and consistent manner.

     Executive salaries are established within a range that reflects competitive salary levels for similar positions in similar-sized gas and electric utilities, similar-sized companies outside of the utility industry, and other Wisconsin utilities. The utilities used for salary comparison are not the same companies included in the performance graph peer group in this proxy statement. When examining compensation peer groups, it was determined more appropriate to consider similar-sized utilities, other similar-sized companies, and other Wisconsin utilities.

     The midpoint (or middle) of an executive's salary range is approximately equal to the median salary level of the surveyed utilities. An executive's position in the range reflects his or her performance over a period of years in that position, the executive's experience in that position, and our performance.

     Specific individual or company performance targets are not set. Instead, an executive's salary within the salary range is determined by subjectively evaluating the individual's performance and experience and our performance.

     While our current compensation program has functional adequacy to retain and fairly compensate executives, the Compensation Committee and the full Board review the objectives of the executive compensation program on a continuing basis. Each year, the Compensation Committee reviews and recommends to the Board annual salaries, salary grades and ranges, and the overall salary program design for executives.

     From time to time the Compensation Committee considers awarding bonuses to executives in the form of cash and/or stock. These bonuses may be made for extraordinary company or individual performance because of a desire to retain an executive by making that executive's compensation more competitive, to align the long-term interests of executives with shareholders, and for other reasons.

  EXECUTIVE COMPENSATION

     Performance factors such as earnings, rates, shareholder return, and other available financial criteria were used in determining the CEO's and other executive officers' positions in his or her salary range. Other criteria such as gas and electric reliability, customer service, and responsiveness to industry change were also examined.

     Officer salaries were set effective May 1, 2002. Among the significant achievements the Compensation Committee considered in setting the salary of the CEO and other senior executives were the following: 2001 earnings exceeded budget despite lower gas sales due to warm weather; our gas incentive and weather hedging programs provided additional benefit to both customers and shareholders; Standard and Poor's rated us the highest combination gas and electric utility in the country; Prairie du Chien gas operations were purchased and integrated into our overall operations; MGE Energy, Inc. was formed; the automated meter reading project began; progress was made on various projects, including the proposed construction of a cogeneration plant and a proposal to build coal facilities in which we have an option to participate; and community relations were strengthened.

     A cash bonus was granted to officers based on 2002 performance. When determining whether to grant the bonus, the Compensation Committee in particular considered the performance factors noted above.

     In February of 2002, the CEO was named Chairman in addition to his other duties. His salary was set at $357,192. In May of 2002, the CEO's annual salary was set at $367,908. The CEO was awarded a bonus of $65,000 based on 2002 performance. The CEO's total compensation remains below the midpoint of the market total compensation for both general industry and similar-sized utilities in the compensation study.

Richard E. Blaney
Frederic E. Mohs
H. Lee Swanson

COMPANY PERFORMANCE

     The following graph shows a five-year comparison of cumulative total returns for us, Russell 2000, and the EEI Investor-Owned Electrics Index, weighted according to each company's market capitalization as of the beginning of each year.

                                MGE ENERGY, INC.
                             FINANCIAL PERFORMANCE
                  CUMULATIVE FIVE-YEAR TOTAL RETURN COMPARISON

[PERFORMANCE GRAPH]

  Assumes $100 invested on Dec. 31, 1997, in each of our Common Stock, Russell
                            2000, and the EEI Index.

                * Total return assumes reinvestment of dividends

                   --------------------------------------------------
                                     RUSSELL            EEI
                      MGEE             2000            INDEX
                        ---------------------------------------------
  1997                   $100             $100             $100
  1998                   $105             $ 97             $114
  1999                   $ 99             $118             $ 93
  2000                   $119             $115             $137
  2001                   $147             $117             $125
  2002                   $156             $ 93             $107

                                MGE ENERGY, INC.
                             FINANCIAL PERFORMANCE
                        MGEE VERSUS WISCONSIN PEER GROUP

     NOTE: This graph is for comparison purposes only. It is to show how our Five -- Year Total Return compares to the other Investor-Owned Wisconsin utilities.

[PERFORMANCE GRAPH]

Assumes $100 invested on December 31, 1997, in each of our Common Stock and the
   Wisconsin Utility Peer Group Average. The Wisconsin Peer Group average is weighted based on market capitalization at the beginning of the year.

                * Total return assumes reinvestment of dividends

                   ---------------------------------
                                        WI
                                       PEER
                      MGEE            GROUP
                      ------------------------------
  1997                   $100             $100
  1998                   $105             $112
  1999                   $ 99             $ 85
  2000                   $119             $110
  2001                   $147             $113
  2002                   $156             $105

Wisconsin Peer Group:
Wisconsin Energy Corp.
Alliant Energy Corp.
WPS Resources Corp.

PENSION PLAN AND SUPPLEMENTAL RETIREMENT PLAN

     MGE has a noncontributory qualified defined benefit pension plan covering its salaried employees. The amount of pension is based upon years of service and high 60-month average earnings in the ten years prior to retirement.

     The following table indicates the estimated maximum retirement benefits payable (unreduced for survivor protection) at the normal retirement age of 65 for specified compensation and years of service classifications. All compensation shown in the salary and bonus columns of the summary compensation table is included in compensation under the pension plan, subject to any statutory restrictions imposed by the

Internal Revenue Code. Information in this table is based on the pension plan formula for years of service credit earned in 1986 and subsequent years. The retirement benefits are not subject to any reduction for Social Security benefits received by the employees or for any other offset amounts.

                             PENSION PLAN TABLE(1)

                                                  ANNUAL PENSION AT NORMAL RETIREMENT AGE OF 65
                                                    AFTER YEARS OF SERVICE INDICATED BELOW(2)
                                               ----------------------------------------------------
HIGH FIVE-YEAR                                                                             30 YEARS
AVERAGE ANNUAL SALARY                          10 YEARS   15 YEARS   20 YEARS   25 YEARS   OR MORE
---------------------                          --------   --------   --------   --------   --------
$125,000.....................................  $17,500    $26,250    $35,000    $43,750    $52,500
$150,000.....................................  $21,000    $31,500    $42,000    $52,500    $63,000
$175,000.....................................  $24,500    $36,750    $49,000    $61,250    $73,500
$200,000.....................................  $28,000    $42,000    $56,000    $70,000    $84,000

---------------
(1) The retirement benefits reflect limits imposed by the Internal Revenue Code on benefit amounts and covered compensation.

(2) The pension plan table does not reflect service credit prior to 1986 when the pension plan required employee contributions. The normal retirement pension for employees with service credits prior to 1986 will exceed the amounts shown in the pension plan table, depending on their years of pre-1986 service and contributions made to the pension plan.

     The estimated annual retirement benefit payable at normal retirement age of 65 under the pension plan formula (assuming continuation of 2002 compensation levels through retirement and taking into account employee contributions and service credits for 1985 and prior years) is $101,725 to Mr. Wolter, $34,268 to Mr. Maranger, $37,937 to Ms. Euclide, and $84,027 to Ms. Hobbie. At December 31, 2002, the annual retirement benefit payable to Mr. Mebane was $93,922.

     The full credited years of service under the pension plan are 19 for Mr. Wolter, two for Mr. Maranger, one for Ms. Euclide, 17 for Ms. Hobbie, and 26 for Mr. Mebane.

     Officers of MGE are covered under separate nonqualified supplemental retirement agreements which provide a supplemental retirement benefit to the pension plan. Under the terms of the agreements covering Mr. Wolter, Mr. Mebane, and Ms. Hobbie, the supplemental retirement benefit is a designated percentage ranging from 55% to 70% of the final 60-month average earnings less the benefit payable from the pension plan. Under the terms of the agreements covering Mr. Maranger and Ms. Euclide, the supplemental retirement benefit is a designated percentage ranging from 20% to 40% of the final 60-month average earnings in addition to the benefit payable from the pension plan. In all of the agreements, the designated percentage is based on the officer's age at retirement. The estimated supplemental annual retirement benefit payable at normal retirement age of 65 under the supplemental retirement agreements (assuming continuation of 2002 compensation levels through retirement) for MGE's executive officers is $198,475 to Mr. Wolter, $87,948 to Mr. Maranger, $81,861 to Ms. Euclide, and $56,195 to Ms. Hobbie. At December 31, 2002, the annual supplemental retirement benefit payable to Mr. Mebane was $127,088.

DEFERRED COMPENSATION PLAN

     Officers of MGE are permitted to defer a portion of their current salary under a nonqualified deferred compensation plan initiated in 1984. Three officers contributed to the plan during 2002. Participants in the plan are entitled to receive deferred compensation upon termination of active employment. Deferred compensation under this plan does not constitute compensation as defined under the pension plan described above, but is considered compensation under the supplemental retirement agreements.

     MGE has entered into a trust agreement for the purpose of assuring the payment of its obligations under the supplemental retirement agreements and deferred compensation plan. Under the trust agreement, in the event of a change in control or potential change in control of MGE, MGE will be obligated to deliver to the trustee cash or marketable securities having a value equal to the present value of the amounts which MGE is obligated to pay under the supplemental retirement agreements and the deferred compensation plan and the costs of maintaining the trust. "Change in control" is defined generally as the acquisition by any person, subject to certain exceptions, of beneficial ownership of 20 percent or more of our common stock; a change in the majority of the Board of Directors; certain mergers or similar transactions involving MGE's assets where, among other conditions, the current shareholders do not constitute at least 60 percent of the shareholders of the resulting or acquiring entity; or a liquidation of MGE.

SEVERANCE PLANS

     MGE has entered into individual severance agreements with certain key employees, including Mr. Wolter, Mr. Maranger, Ms. Euclide, and Ms. Hobbie. Under these agreements, the employee is entitled to a severance payment following a change in control of MGE as defined above if, within 24 months after the change in control, employment with MGE is terminated by (i) MGE, (ii) the employee for good reason, or (iii) the employee for any reason during the 30-day period commencing one year after the date of change in control. Each agreement has a three-year initial term, but on the first anniversary of execution and each anniversary thereafter, the agreement is extended for an additional year, unless either MGE or the employee gives notice not to extend the agreement or a change in control of MGE has occurred. Severance payments to Mr. Wolter or Ms. Hobbie will be equal to three times the employee's annual base salary plus three times the highest bonus paid during any of the five years preceding a change in control. Severance payments to Mr. Maranger will be equal to one times his annual base salary plus one times the highest bonus paid during any of the five years preceding a change in control. Severance payments to Ms. Euclide will be equal to two times her annual base salary plus two times the highest bonus paid during any of the five years preceding a change in control. If the employee receives severance benefits following a change in control, health, life, and disability benefits are continued for up to one, two, or three years (depending on the individual agreement), and the employee will also be grossed up for any excise taxes the employee may incur. In circumstances not involving a change in control of MGE, Mr. Wolter, Mr. Maranger, Ms. Euclide, and Ms. Hobbie, like other salaried employees, are entitled under MGE's general severance plan to a payment equal to two weeks of compensation plus the employee's weekly compensation multiplied by the number of years of employment, not to exceed 24. Mr. Mebane's eligibility for severance benefits ended with his retirement as of January 31, 2003.

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

     We will bear the cost of soliciting proxies for the annual meeting. Proxies will be solicited by mail and may be solicited personally by our directors, officers, or employees who will not receive special compensation for such services. We have retained Morrow & Co., Inc., to solicit proxies at a fee of $6,000 plus expenses.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received in writing at our principal executive offices, 133 South Blair Street, Post Office Box 1231, Madison, Wisconsin 53701-1231,
Attn: Secretary prior to December 6, 2003, in order to be considered for inclusion in our proxy statement and proxy related to that meeting. Any proposal submitted must be in compliance with Rule 14a-8 of Regulation 14A of the SEC.

     Our Bylaws set forth additional requirements and procedures regarding the submission by shareholders of matters for consideration at the 2004 Annual Meeting of Shareholders, including a requirement that those proposals be given to the Secretary not later than the close of business on the 75th day and not earlier than the close of business on the 100th day prior to the first anniversary of the preceding year's annual meeting. Accordingly, a shareholder proposal intended to be considered at the 2004 Annual Meeting of Shareholders must be received by the Secretary at the address set forth above after the close of business on February 10, 2004, and on or prior to the close of business on March 6, 2004.

INDEPENDENT ACCOUNTANTS

     Our Board of Directors has selected PricewaterhouseCoopers LLP to audit our consolidated financial statements for 2003. PricewaterhouseCoopers LLP, our independent public accountant in 2002, is expected to have a representative present at the 2003 annual meeting who may make a statement and will be available to respond to appropriate questions.

                         TRANSACTION OF OTHER BUSINESS

     Our Board of Directors does not intend to present any business for action by our shareholders at the meeting except the matters referred to in this document. If any other matters should be properly presented at the meeting, it is the intention of the persons named in the accompanying form of proxy to vote thereon in accordance with the recommendations of our Board of Directors.

     Please complete and sign the accompanying form of proxy whether or not you expect to be present at the meeting and promptly return it in the enclosed postage paid envelope.

                                          By Order of the Board of Directors,

                                          /s/ GARY J. WOLTER
                                          GARY J. WOLTER
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Dated: April 11, 2003

                                                                       EXHIBIT A

                           AUDIT COMMITTEE -- CHARTER

     The charter identifies the purpose, authority, composition, and responsibilities of the MGE Energy, Inc. Audit Committee of the Board of Directors (Committee).

PURPOSE

     The purpose of the Committee is to assist the Board of Directors (Board) of MGE Energy, Inc. (Company) in fulfilling its oversight responsibilities to the shareholders, potential shareholders, and the investment community relating to the integrity of financial reporting and accounting practices; the system of internal controls; the independence and performance of the internal and external audit processes; and the Company's process for monitoring compliance with laws and regulations and the Company's Code of Conduct.

AUTHORITY

     The Committee reports to the Board and has unrestricted access and authorization to obtain assistance from Company personnel to accomplish its purpose. In addition, the Committee has the discretion to initiate and supervise investigations within the scope of its duties as it may deem appropriate and to employ whatever additional advisors and consultants it deems necessary for the fulfillment of its duties. The Company shall provide to the Committee the funding necessary and appropriate to discharge its duties and responsibilities as set forth in this charter.

COMPOSITION

     The Committee shall consist of three or more outside directors, as determined by the Board. Each member shall be an independent director, defined as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Committee members may not receive any consulting, advisory, or other fees from the Company other than in the member's capacity as a member of the Audit Committee, the Board, or any other Board committee. Applicable laws and regulations shall be followed in evaluating a Committee member's independence.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand balance sheet, income and cash flow statements. At least one member of the Committee shall have accounting or related financial management expertise.

GENERAL RESPONSIBILITIES

     1. The Committee shall provide open avenues of communication with the director -- internal audit, the independent accountants, management, and the Board.

     2. The Committee shall report committee actions to the Board and may make appropriate recommendations.

     3. The Committee shall meet at least two times each year. The Chair of the Committee has the power to call a committee meeting whenever he or she thinks there is a need. A Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

     4. The role of the Committee is oversight, except as otherwise provided in the Charter.

     5. The Committee shall establish procedures for the receipt and handling of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company and its affiliates of concerns regarding questionable accounting, internal control or auditing matters.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE DIRECTOR -- INTERNAL AUDIT

      1. The ultimate accountability of the independent accountants shall be to the Board and the Committee, as representatives of the shareholders. The Committee shall have direct responsibility to select, compensate, evaluate, and replace the independent accountants.

      2. The Committee shall approve the engagement of independent accountants.

      3. The Committee shall pre-approve any audit and non-audit services and relationships with the independent accountants. The Chair of the Committee or other designated Committee member may represent the entire Committee for purposes of this pre-approval. Any services approved by the Chair or other designated Committee member shall be reported to the full Committee at the next scheduled Committee meeting.

      4. The Committee shall ensure that all partner rotation requirements are complied with by the independent accountants.

      5. The Committee shall resolve any disagreements between management and the independent accountants regarding financial reporting.

      6. The Committee shall ensure that the Company has clear hiring policies for employees or former employees of the independent accountants.

      7. The Committee shall review and have veto power over the appointment, compensation, replacement, reassignment or dismissal of the director -- internal audit.

      8. The Committee shall assure the objectivity of the director -- internal audit and the independence, as defined by Independence Standards Board (ISB) Standard No. 1, of the independent accountants, including a review of management consulting services provided by the independent accountants and the fees paid for them.

      9. The Committee shall consider, in consultation with the independent accountants and the director -- internal audit, the audit scope and plan of the director -- internal audit and the independent accountants. Any changes to the audit plans shall be reviewed with the Chair of the Committee.

     10. The Committee shall make sure that the director -- internal audit and the independent accountants coordinate the internal and external audits.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

     1. The Committee shall ensure that the independent accountants are available to the Board at least annually, and shall provide the Committee with a timely analysis of significant financial reporting issues.

     2. The Committee shall discuss with the independent accountants:

          a. All critical accounting policies and practices.

          b. All discussions with management regarding alternative accounting treatments of financial information within generally accepted accounting principles, including the impact of using the alternative treatments and disclosures and the treatment preferred by the accounting firm.

     3. The independent accountants shall provide the Committee with all material written communications with management.

     4. The Committee shall ask management, the director -- internal audit, and the independent accountants about significant risks and exposures and shall assess management's responses to address them.

     5. The Committee shall review with the independent accountants and the director -- internal audit the adequacy of the Company's internal controls, including computerized information system controls and security.

     6. Shortly after the annual external audit is completed by the independent accountants, the Committee shall review the following with management and the independent accountants:

          a. The Company's annual financial statements.

          b. Any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles.

          c. The independent accountants' audit of and report on the annual financial statements.

          d. The independent accountants' qualitative judgment about the appropriateness, not just the acceptability, of accounting principles and financial disclosures, and about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

          e. Any serious difficulties or disputes with management encountered during the course of the audit.

          f. Anything else about the audit procedures or findings that is required to be discussed with the Committee by Statement on Auditing Standards (SAS) No. 61 and No. 90, as may be modified or supplemented.

     7. It is the responsibility of the director -- internal audit, not the Committee, to plan and conduct audits. The Committee shall review the following with management and the director -- internal audit:

          a. Any significant findings during the year and management's responses to them.

          b. Any difficulties the director -- internal audit encountered while conducting audits, including any restrictions on the scope of his or her work or access to required information.

          c. The internal auditing department's budget and staffing.

          d. The internal auditing department's charter.

     8. It is the responsibility of management, not the Committee, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee shall:

          a. Review with management annual filings with the Securities and Exchange Commission (SEC) and other published documents containing the Company's annual financial statements and shall consider whether the information in the filings is consistent with the information in the financial statements. The Chair of the Committee may represent the entire Committee for purposes of this review.

          b. Review the interim financial reports with management and the independent accountants prior to filing with the SEC. The Chair of the Committee may represent the entire Committee for purposes of this review.

     9. The Committee shall review and approve the Audit Committee report for inclusion in the Company's proxy statement.

PERIODIC COMMITTEE RESPONSIBILITIES

     1. The Committee shall review and, as necessary, update the Committee's charter at least annually.

     2. The Committee shall review with the director -- internal audit the results of his or her examination of compliance with the Company's code of conduct.

     3. The Committee shall resolve corporate disclosure disputes that are unresolved by the Company's Disclosure Committee.

     4. The Committee shall review with the Company's general counsel, legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies, and programs.

     5. The Committee shall meet with the director -- internal audit, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     If you plan to attend the meeting in person, please fill out the reservation form and return it with your proxy card so that we may have an indication of the number of shareholders planning to attend the meeting.

     If you have any questions, please feel free to call our Shareholder Services toll-free number. Call 1-800-356-6423 if you are calling from within the Continental United States and 252-4744 if calling from the Madison area.

                                     [MAP]

                                                                                             -------------------------------------
MGE Energy, Inc.                                      [MGE ENERGY(TM) LOGO]                               Control Number
Post Office Box 1231                                 YOUR VOTE IS IMPORTANT!                   For Telephone and Internet Voting:
Madison, Wisconsin  53701-1231                                                               -------------------------------------


                                                                                             -------------------------------------

  VOTE BY               Access our web site HTTP://WWW.PROXYVOTING.COM/MGEE. You will be asked to enter the Control Number found in
  INTERNET AND          the box in the upper right corner of this form.
  VIEW PROXY            IF YOU ELECTED TO VIEW PROXY MATERIALS VIA THE INTERNET, THEY ARE AVAILABLE AT THE VOTING WEB SITE ABOVE.
  MATERIALS
                        Call the Toll-Free Number 1-800-678-8548. (You will not be charged for this call.) You will be asked to enter the control number found in the box in the upper right corner of this form.

  VOTE BY               OPTION A:  To vote as the Board of Directors recommends on ALL proposals, press 1.
  TELEPHONE             OPTION B:  If you choose to vote on each item separately, press 0. You will hear these instructions:
                                   To vote FOR ALL nominees press 1.
                                   To WITHHOLD FOR ALL nominees, press 9.
                                   To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                       IF YOU VOTE BY PHONE OR INTERNET -- DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING.

Fold and Detach Here.
------------------------------------------------------------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" Item 1.

ITEM 1. ELECTION OF DIRECTORS

Nominees for terms as stated in the Proxy:

        01  H. Lee Swanson
        02  John R. Nevin
        03  Gary J. Wolter

Indicate your vote by placing an (X) in the appropriate box.

[ ] For All     [ ] Withhold     [ ] For all
                    for all          except*

*TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE
AND MARK AN (X) IN THE "FOR ALL EXCEPT" BOX.                    Signature(s):                                   Date:

ITEM 2. OTHER BUSINESS
In their discretion upon such other business as may properly    ----------------------------------------------- --------------------
come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE
VOTED AS SPECIFIED WITH RESPECT TO PROPOSAL                     ----------------------------------------------- --------------------
NUMBER (1). IF NO SPECIFICATION IS MADE, THE SHARES
WILL BE VOTED "FOR ALL."                                        Please sign exactly as name(s) appears above and date this proxy.
                                                                If joint account, each should sign. Executors, Administrators,
                                                                Trustees, etc., indicate the capacity in which you are signing.

This proxy revokes any previous proxies given.            (continued on reverse side)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                2003 ANNUAL SHAREHOLDER MEETING RESERVATION

                                                                                If you plan to attend the Annual Meeting, please
                                                                                sign and return with your proxy vote. (IF YOU DO NOT
                                                                                PLAN TO ATTEND, DO NOT RETURN THIS PORTION OF THE
                                                                                FORM.)

                                                                                [ ] I/we will attend the annual meeting.


                                                                                ----------------------------------------------------
                                                                                Shareholder Attending


                                                                                ----------------------------------------------------
                                                                                Shareholder Attending


                                                                                ----------------------------------------------------
                                                                                Guest

                                      [MAP]



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[MGE ENERGY(TM) LOGO]               PROXY
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- MAY 20, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


I/we appoint Richard E. Blaney, Frederic E. Mohs, and David C. Mebane, as proxies with power of substitution, to represent and to vote all shares of stock I/we would be entitled to vote at the Annual Meeting to be held at the Marriott-Madison West, 1313 John Q. Hammons Drive, Greenway Center, Middleton, Wisconsin, on Tuesday, May 20, 2003 at 11 a.m., local time, and at all adjournments thereof.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN EXACTLY AS NAME(S) APPEARS ON THIS PROXY CARD AND DATE THIS PROXY. IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEE, ETC., INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.


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